Evermore Funds Trust
Supplement dated
December 31, 2019
to the
Evermore Global Value Fund
Prospectus and Statement of Additional Information
dated April 30, 2019

Effective January 1, 2020, Compass Distributors, LLC (an affiliate of Foreside Financial Group, LLC) will replace Quasar Distributors, LLC as the Evermore Global Value Fund's distributor. All references in the Evermore Global Value Fund's Prospectus and Statement of Additional Information to "Quasar Distributors, LLC" or "Quasar" are replaced with "Compass Distributors, LLC" or "Compass."
The paragraph of the section titled "The Distributor" in the Evermore Global Value Fund's Statement of Additional Information is replaced with the following:
Shares of the Fund are offered on a continuous basis through Compass Distributors, LLC, located at Three Canal Plaza, Suite 100, Portland, Maine 04101 (the “Distributor”), as distributor pursuant to a distribution agreement (the “Distribution Agreement”) between the Distributor and the Fund.

Please retain this Supplement with your Prospectus and Statement of Additional Information.